Contract No. HHSO100201100023C Modification No. 19	Continuation Sheet Block 14	Page 3 of 4

FUNDS ALLOTTED PRIOR TO MOD #19    $    36,804,565.90
FUNDS ALLOTTED WITH MOD #19    $    2,114,660.00
TOTAL FUNDS ALLOTTED TO DATE    $    38,919,225.90 (Changed)

CONTRACT EXPIRATION DATE:    December 30, 2020 (Unchanged)

CLIN 0002 POP 18Feb2018 (Unchanged)
CLIN 0003 POP 30Dec2019 (Unchanged)
CLIN 0004 POP 30Dec2020 (Unchanged)
CLIN 0005 POP 30Dec2020 (Unchanged)
CLIN 0006 POP 30June2020 (Unchanged)
CLIN 0007 POP 30Dec2020 (Unchanged)
CLIN 0008 POP 30Dec2020 (Unchanged)
CLIN 0011 POP 28Feb2014 (Unchanged)
CLIN 0012 POP 31Dec2016 Unchanged)
CLIN 0013 POP 31Dec2013 (Unchanged)

1.	ARTICLE B.4. Advance Understandings, b. Indirect Costs, is replaced with the following:
The following final indirect cost rates ceiling is incorporated into the contract. It will be utilized for billing purposes beginning on January 1, 2017 and continuing through the remaining contract period of performance:

•	G&A: [redacted]

•	Overhead: [redacted]

•	Fringe: [redacted]
Final rate proposals must be sent to the Contracting Officer within 6 months of the Contractor's fiscal year end. See FAR Clause 52.216-7, Allowable Cost and Payment. The Government will not be obligated to pay any additional amount should the final indirect cost rates exceed the established ceiling rates. In the event the final indirect cost rates are less than the established ceiling rates, the established rates will be reduced to conform to the lower rates for unsettled years.
All prior indirect rates through December 31, 2015 have been settled and reconciled in full. Indirect rates for January 1, 2016 through December 31, 2016 will be settled and reconciled in full upon SIGA’s invoicing of [redacted] from CLIN 0006.
Ceiling rates (as described above) are applied retroactively beginning January 1, 2017. As such, the reconciliation of indirect costs total for 2017 is [redacted] which will be billed from CLIN 0003. The reconciliation of indirect costs total for 2018 is [redacted] which will be billed from CLIN 0003 and CLIN 0004.
Upon payment of the above listed reconciliation amounts, the indirect costs for 2017 and 2018 will be considered settled and reconciled in full. At that time all SIGA indirect costs from contract award date through December 31, 2018 will be settled and reconciled in full.

Contract No. HHSO100201100023C Modification No. 19	Continuation Sheet Block 14	Page 4 of 4

2.	The pricing under ARTICLE B.5 – OPTION(S) is updated for CLINs 3, 4, and 6 as follows:
ARTICLE B.5 – OPTION(S) Prices are updated as follows:

CLINS	Specified Time	Date	Description of Work	Estimated Cost	Fee	Extended Cost
CLIN 0003	IV Option 2	Jan 2018 – Dec 2019	Phase I Single Ascending Dose/Single Dose Crossover Clinical Study	[redacted]	[redacted]	[redacted]
CLIN 0004	IV Option 3	Jan 2017 – Dec 2020	NHP MPXV Challenge Study Phase I	[redacted]	[redacted]	[redacted]
CLIN 0006	IV Option 5	July 2016 – June 2020	Scale-up, Process Validation and DP Stability	[redacted]	[redacted]	[redacted]

3.

•
IV Option 2 (CLIN #0003), Phase I Single Ascending Dose/Single Dose Crossover Clinical Study. This CLIN is increased in the amount of [redacted] (estimated cost) for a total increased amount of [redacted].

•	IV Option 3 (CLIN #0004), NHP MPXV Challenge Study Phase I. This CLIN is increased in the amount of [redacted] (estimated cost) for a total increased amount of [redacted].

•	IV Option 5 (CLIN #0006), Scale-up, Process Validation and DP Stability. This CLIN is increased in the amount of [redacted] (estimated cost) for a total increased amount of [redacted].

4.	The total contract funded amount under this contract has been increased as follows:

-
The total contract amount funded under this contract (inclusive of fixed fee) is increased by $2,114,660 from $36,804,565.90 to $38,919,225.90. For further provisions on funding, see the Limitations of Costs clause in PART II -Section I, Clauses.

All other terms and conditions of contract HHSO100201100023C remain unchanged.
END OF MODIFICATION 0019 TO HHSO100201100023C

Exhibit 10.2

Certain portions of this exhibit have been omitted pursuant to Rule 601(b)(10) of Regulation S-K. The omitted information is (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed. Information that has been omitted has been noted in this document with a placeholder identified by the term “[redacted]".

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	4
2. AMENDMENT/MODIFICATION NO. P00019		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO See Schedule	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	HHS/OS/ASPR/BARDA	7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	ASPR-BARDA02
HHS/OS/ASPR/BARDA 330 Independence Ave., S.W. Room 640-G Washington, DC 20201			ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code) SIGA TECHNOLOGIES, INC. 1385150 SIGA TECHNOLOGIES, INC. 35 E 6 35 E 62ND ST NEW YORK, NY 100658014			(x)	9A. AMENDMENT OF SOLICITATION NO

9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO HHSO100201100023C
CODE: 1385150		FACILITY CODE:	10B. DATED (SEE ITEM 13) 06/01/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers      is extended. is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) Net Increase: $2,114,660.00 See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE				A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).

X				C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 1.602-1; FAR 52.243-2 Changes – Cost Reimbursement – Alt V (Apr 1984); and Mutual Agreement
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor	☐	is not	☒	is required to sign this document and return	1	copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 13-3864870
DUNS Number: 932651516
PURPOSE: This modification is to establish rate ceilings, conclude historical rate reconciliations, and add supplemental funding.
Delivery Location Code: HHS/OS/ASPR
HHS/OS/ASPR
200 C St SW
WASHINGTON DC 20201 US
FOB: Destination
Continued …

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Dennis E. Hruby				16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) ELIZABETH STEINER
15B. CONTRACTOR/OFFEROR /s/ Dennis E. Hruby (Signature of person authorized to sign)				15C. DATE SIGNED 21 May 2019	16B. UNITED STATES OF AMERICA /s/ Elizabeth Steiner (Signature of Contracting Officer)	16C. DATE SIGNED 5/22/19
NSN 7540-01-152-8070    STANDARD FORM 30 (REV. 10-83)
Previous edition unusable    Prescribed by GSA
    FAR (48 CFR) 53 243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100023C/P00019			PAGE OF
				2	4
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
6
Period of Performance: 05/15/2011 to 12/30/2020

Change Item 6 to read as follows (amount shown is the obligated amount):

ASPR-16-01298 -- Supplemental funds to SIGA Technologies under CLIN 0006 HHSO100201100023C Requisition No: OS173541, OS175534, OS236336

Delivery: 05/09/2016
Amount: [redacted]
Accounting Info:
2016.1992016.25103 Appr. Yr.: 2016 CAN: 1992016 Object Class: 25103
Funded: [redacted]

Amount: [redacted]
Accounting Info:
2016.1992016.25103 Appr. Yr.: 2016 CAN: 1992016 Object Class: 25103
Funded: [redacted]

Amount: [redacted]
Accounting Info:
2019.1992019.25106 Appr. Yr.: 2019 CAN: 1992019 Object Class: 25106
Funded: [redacted]

					[redacted]
7
Change Item 7 to read as follows (amount shown is the obligated amount):

ASPR-17-00856 -- Exercise of CLINS 3 4 5 7 8 to
SIGA Technologies Inc HHSO100201100023C
Requisition No: OS190398, OS236383, OS236678

Delivery: 12/31/2020
Amount: [redacted]
Accounting Info:
2017.1992017.25103 Appr. Yr.: 2017 CAN: 1992017 Object Class: 25103
Funded: [redacted]

Amount: [redacted]
Accounting Info:
2019.1992019.25106 Appr. Yr.: 2019 CAN: 1992019 Object Class: 25106
Funded: [redacted]

Amount: [redacted]
Accounting Info:
2019.1992018.25106 Appr. Yr.: 2019 CAN: 1992018 Object Class: 25106
Funded: [redacted]

					[redacted]
NSN 7540 01-152-8067    OPTIONAL FORM 336 (4-86)    Sponsored by GSA
    FAR (48 CFR) 53.110